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                                                                    Exhibit 10.7

                       MCI WORLDCOM NETWORK SERVICES, INC.

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                                 AMENDMENT NO. 2

          This Amendment No. 2 ("AMENDMENT NO. 2") is made this day of September 18, 2001, by and between Valor Telecommunications Enterprises L.L.C. ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. ("MCI"), to those certain Program Enrollment Terms (the "PET"), to that certain Telecommunications Services Agreement more particularly described as TSA# VTE-001019 (the "TSA"), made by and between Customer and MCI dated September 30, 2000, including all prior applicable amendments thereto (the "PRIOR AMENDMENTS") in the event of any conflict between the terms of the TSA, the PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 2, the terms of this Amendment No. 2 shall control. The TSA along with the PET, the Prior Amendments all applicable Attachment(s) and this Amendment No. 2 shall collectively be referred to as the "AGREEMENT". Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to "MCI WorldCom" in the Agreement including any attachments, schedules or exhibits thereto, will be deemed to refer to "MCI".

         In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       SPECIAL RATE:

         (A) Notwithstanding anything to the contrary contained in the Agreement commencing within ten (10) business days following MCI's execution of this Amendment No. 2, which date will be determined by MCI in its sole discretion, and continuing through the end of the Service Term (including any extensions thereto), with respect to CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service, Customer will receive the special rate (the "SPECIAL RATE") shown in Subpart (i) below. The Special Rate will not be subject to the applicable discount percentage set forth in the Agreement. All other rate will be as set forth in the Agreement.

                  (i) CLASSIC SWITCHLESS 1+ Service and CLASSIC SWITCHLESS TOLL FREE Service - Customer's Intrastate rate for calls within New Mexico will be $[*****] per minute.

         (B) Notwithstanding anything to the contrary contained in the TSA, MCI reserves the right to modify the Special Rate described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than thirty (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

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2.       OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.

         IN WITNESS WHEREOF, the parties have entered into this Amendment No. 2 on the date first written above.

VALOR TELECOMMUNICATIONS                           MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.                                SERVICES, INC.

By: /s/ William F. Kasdorf                         By: /s/ Peter M. Cassidy
    ---------------------------                        -------------------------

       William F. Kasdorf                                 Peter M. Cassidy
    ---------------------------                        -------------------------
         (Print Name)                                       (Print Name)

Senior Vice President - Sales and Marketing  Vice President - Wholesale Services
--------------------------------------------------------------------------------
                (Title)                                  (Title)

          September 17, 2001                             9/18/01
    ---------------------------                   -------------------------
               (Date)                                    (Date)

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